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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 4, 2002
                                                        ---------------



                            Alleghany Corporation
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                 --------------------------------------------
                (State or other jurisdiction of incorporation)


                 1-9371                               51-0283071
           ----------------------        ----------------------------------
          (Commission File Number)      (IRS Employer Identification Number)



                         375 Park Avenue, Suite 3201
                           New York, New York 10152
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 752-1356
                                                          --------------


                                -------------





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Item 5.  Other Events.

               On July 20, 2001, Alleghany Corporation, a Delaware corporation ("Alleghany"), ABC Acquisition Corp., a Wisconsin corporation, and Capitol Transamerica Corporation ("CATA"), a Wisconsin corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Alleghany agreed to acquire CATA for merger consideration of approximately $182 million in cash. The acquisition of CATA by Alleghany was completed on January 4, 2002. The Merger Agreement is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.



               (c) Exhibits. The following exhibit accompanies this report:

           Exhibit Number                      Exhibit Description
           --------------                      -------------------

                 99 Agreement and Plan of Merger dated as of July 20, 2001 by and among Capitol Transamerica
                                               Corporation, ABC Acquisition
                                               Corp. and Alleghany Corporation,
                                               filed as Exhibit 10.1(a) to
                                               Alleghany's Quarterly Report on
                                               Form 10-Q for the quarter ended
                                               June 30, 2001, is incorporated
                                               herein by reference.













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                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Alleghany corporation


Date:  January 22, 2002                   By:  /s/ Peter R. Sismondo
                                              ----------------------
                                               Name: Peter R. Sismondo
                                               Title:  Vice President,
                                                       Controller,
                                                       Treasurer and Assistant
                                                       Secretary




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                              Index to Exhibits


           Exhibit Number                      Exhibit Description
           --------------                      -------------------

                 99 Agreement and Plan of Merger dated as of July 20, 2001 by and among Capitol Transamerica
                                               Corporation, ABC Acquisition
                                               Corp. and Alleghany Corporation,
                                               filed as Exhibit 10.1(a) to
                                               Alleghany's Quarterly Report on
                                               Form 10-Q for the quarter ended
                                               June 30, 2001, is incorporated
                                               herein by reference.